UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018 (August 8, 2018)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
40, avenue Monterey
L-2163 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)

+352 2469 7900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 8, 2018, Altisource S.à r.l. (“Altisource”), a wholly-owned subsidiary of Altisource Portfolio Solutions S.A. (the “Company”), entered into an omnibus amendment to master services agreement, waiver agreement, services letter and fee letter (the “Omnibus Amendment”) with Front Yard Residential Corporation (“Front Yard”).

Altisource and Front Yard are parties to that certain Master Services Agreement dated as of December 21, 2012, as amended by that certain Amendment and Waiver Agreement dated September 30, 2016 (the “Original Agreement”). Pursuant to the Original Agreement, the parties entered into that certain Services Letter dated as of December 21, 2012 (as amended, modified or supplemented, the “Services Letter”), incorporating a series of statements of work which describe the services provided by Altisource to Front Yard. Pursuant to the Original Agreement, the parties also entered into that certain Fee Letter dated as of December 21, 2012 (as amended, modified or supplemented, the “Fee Letter”), incorporating a series of fee schedules which describe the fees Front Yard is obligated to pay to Altisource in exchange for services. The Omnibus Amendment incorporates a number of changes to the Original Agreement, the Services Letter (and related statements of work), and the Fee Letter (and related fee schedules) as summarized below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Omnibus Amendment.

The purpose of the Omnibus Amendment is to permit Front Yard to internalize certain services, which have been provided by Altisource under the terms of the Original Agreement, Services Letter and Fee Letter, in exchange for aggregate consideration to Altisource of $18 million. Upon signing the Omnibus Amendment, Front Yard paid Altisource $15 million. In addition, Front Yard will pay $3 million to Altisource upon the earlier of a Change of Control or the fifth anniversary of the effective date of the Omnibus Amendment.

Under the terms of the Omnibus Amendment, Altisource will continue to provide property management services until December 31, 2018 during the transition to Front Yard’s internal property manager. The Omnibus Amendment provides Front Yard with the option to extend the period for providing the services for up to ninety additional days beyond December 31, 2018 upon advance notice.

Altisource will be Front Yard’s exclusive provider of title insurance and escrow services for four years following the effective date of the Omnibus Amendment. In addition to continuing to provide real estate owned (“REO”), brokerage, auction and related services on any REO related to Front Yard’s remaining legacy loan portfolio, under the terms of the Omnibus Amendment, Altisource will manage the disposition of approximately 150 rental assets from Front Yard’s leased portfolio, including the referral of listings to local agents and coordinating the repair of rental properties to rent-ready condition.

Pursuant to the Omnibus Amendment, Altisource will be subject to a lock-up period with respect to the sale or transfer of the shares of common stock of Front Yard owned by Altisource (the “Shares”). During the period between the effective date of the Omnibus Amendment and December 31, 2018, Altisource will be restricted from selling any of the Shares. Following the expiration of that period, in each of the four subsequent quarters, Altisource will be permitted to transfer no more than twenty-five percent (25%) of the Shares (which would be equal to 1,036,101 shares based on current holdings), provided that any Shares not sold in the applicable quarter will increase the amount that may be sold in the subsequent quarters by fifty percent (50%) of the unsold permitted amount. Thereafter, all transfer restrictions will expire and any remaining Shares will be freely transferrable. Notwithstanding these restrictions, Altisource retains the right to sell or transfer the Shares at any time: (i) where Altisource has a good faith belief that its or its affiliates’ liquidity should be increased and the sale is necessary to achieve such an increase; (ii) where the proceeds of sales will be used to finance a strategic acquisition transaction; (iii) for privately negotiated block transactions with unrelated third parties or a similar transaction; or (iv) where Front Yard is the subject of a tender offer that is reasonably likely to result in a change of control or where Front Yard undergoes a change of control.

This description of the Omnibus Amendment is not complete and is qualified in its entirety by reference to the entire Omnibus Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Company also issued a press release announcing the Omnibus Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks relating to the Omnibus Amendment between Altisource S.à r.l. and Front Yard (the “Transaction”), unanticipated expenditures relating to or liabilities arising from the Transaction; litigation or regulatory issues relating to the Transaction; the impact of the Transaction on relationships with employees, customers and other third parties; the inability to obtain, or delays in obtaining, expected benefits from the Transactions; our ability to retain existing customers and attract new customers and the potential for changes in our customer relationships, including the possibility of early termination of our Cooperative Brokerage Agreement with New Residential Investment Corp. or the possibility that we may not be successful in negotiating a satisfactory services agreement with New Residential Investment Corp.; the possibility that Ocwen Financial Corporation’s acquisition of PHH Corporation will not be completed; various risks relating to our ability to effectively manage our regulatory and contractual obligations; the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our Credit Agreement, including the financial and other covenants contained therein; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Omnibus Amendment to Master Services Agreement, Waiver Agreement, Services Letter and Fee Letter, dated August 8, 2018 among Altisource S.à r.l. and Front Yard Residential Corporation
Exhibit 99.1	Press Release issued by Altisource Portfolio Solutions S.A. dated August 9, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2018

Altisource Portfolio Solutions S.A.

By:	/s/ Indroneel Chatterjee
Name:	Indroneel Chatterjee
Title:	Chief Financial Officer